                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 2006, with respect to the consolidated financial statements of PMI Mortgage Insurance Ltd and Subsidiaries incorporated by reference in the Registration Statement (Form S-3 No. 333-127026) and the
related Prospectus of the Medallion Trust.

/s/  Ernst & Young LLP
Los Angeles, California
February 22, 2006